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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K/A
                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  JULY 19, 2005
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                 001-31810                 22-3720962
     (State or other       (Commission File Number)       (IRS Employer
       jurisdiction                                    Identification No.)
    of incorporation)


  55 MADISON AVENUE, SUITE 300, MORRISTOWN,                07960
                 NEW JERSEY
  (Address of principal executive offices)              (Zip Code)


                                 973-290-0080
             (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On July 19, 2005, Access Integrated Technologies, Inc., a Delaware corporation (the "Company"), entered into a securities purchase agreement with a limited number of institutional and other accredited investors in a private placement (the "Private Placement") exempt from the registration requirements under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the Private Placement, the Company agreed to sell 1,909,115 shares of the Company's Class A Common Stock, par value $0.001 per share, at $9.50 per share and warrants (the "Warrants") to purchase up to 477,275 shares of the Company's Class A Common Stock, for an aggregate amount of $18.1 million, prior to the placement agent's fee and various other expenses. The Company intends to use the net proceeds of the Private Placement primarily for funding of the capital investments in the first Digital Cinema systems contemplated in the Company's 2,500-screen Christie-AIX Digital Cinema deployment plan announced on June 21, 2005 and for working capital and general corporate purposes. A copy of the securities purchase agreement is attached hereto as Exhibit 2.10 and incorporated herein by reference.

      The Warrants have an exercise price of $11.00 per share of Class A Common Stock, become exercisable on the seven month anniversary from the date of the warrants and expire on the fifth year anniversary of the initial exercise date. The Warrants are callable by the Company, subject to certain conditions, after the later of (i) the seven month anniversary from the date of the Warrants and
(ii) the date on which the registration statement required under the registration rights agreement referenced below is declared effective; provided that the trading price of the Company's Class A Common Stock is 200% of the applicable exercise price for 20 consecutive trading days. A copy of the form of Warrant is attached hereto as Exhibit 4.20 and incorporated herein by reference.

      The securities offered and sold in the Private Placement have not been registered under the Securities Act and were sold in reliance upon the exemption for the securities registration afforded by Regulation D of the Securities Act. Each of the investors represented to the Company that it is either an "Accredited Investor," as defined in Rule 501 of Regulation D, or a "qualified institutional buyer," as defined in Rule 144A under the Securities Act. In connection with the Private Placement, the Company entered into a registration rights agreement with investors, pursuant to which the Company agreed to promptly file a registration statement covering resales from time to time by the investors' of the shares of Class A Common Stock purchased in the Private Placement or underlying the warrants issued in the Private Placement. A copy of the registration rights agreement is attached hereto at Exhibit 4.21 and incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

      The disclosure under Item 1.01 of this current report is also responsive to this Item 3.02 and is incorporated herein by reference.

SECTION 8 - OTHER EVENTS.

Item 8.01   OTHER EVENTS AND REGULATION FD DISCLOSURE

      On July 19, 2005, the Company issued a press release announcing the execution of the definitive agreements in connection with the Private Placement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      On July 21, 2005, the Company issued a press release announcing the closing of the Private Placement, a copy of which is attached hereto as Exhibit
99.2 and incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

            None.

      (b) PRO FORMA FINANCIAL INFORMATION.

            None.

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      (c)   EXHIBITS.

            2.10  Securities Purchase Agreement, dated as of July 19, 2005

            4.20 Form of Warrant, issued to purchasers pursuant to Securities Purchase Agreement, dated July 19, 2005

            4.21  Form of Registration Rights Agreement, dated as of July 19,
                  2005

            99.1  Press Release of the Company, dated July 19, 2005

            99.2  Press Release of the Company, dated July 21, 2005



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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    ACCESS INTEGRATED TECHNOLOGIES, INC.


                                    By:     /s/ A. Dale Mayo
                                            ---------------------------------
                                    Name:   A. Dale Mayo
                                    Title:  Chief Executive Officer


                                    Dated as of July 21, 2005



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                                  EXHIBIT INDEX


            2.10  Securities Purchase Agreement, dated as of July 19, 2005

            4.20 Form of Warrant, issued to purchasers pursuant to Securities Purchase Agreement, dated July 19, 2005

            4.21  Form of Registration Rights Agreement, dated as of July 19,
                  2005

            99.1  Press Release of the Company, dated July 19, 2005

            99.2  Press Release of the Company, dated July 21, 2005


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